                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                     Date of Report:  September 29, 1997



                   PRINCETON DENTAL MANAGEMENT CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


  DELAWARE                        0-20222                       36-3484607
(State or Other                 (Commission                   (I.R.S. Employer
 Jurisdiction of                File Number)                Identification No.)
 Incorporation)


                 7421 WEST 100TH PLACE, BRIDGEVIEW, IL 60455
                   (Address of Principal Executive Offices)


                                (708) 974-4000
             (Registrant's Telephone Number, Including Area Code)

                   PRINCETON DENTAL MANAGEMENT CORPORATION


Item 5. Other Events
--------------------------------------------------------------------------------


        Effective September 18, 1997, Dr. Richard S. Sokol resigned from the Board of Directors of the Corporation.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report of Form 8-K, to be signed on its behalf, by the undersigned there unto duly authorized.


Dated:  September 29, 1997.

PRINCETON DENTAL MANAGEMENT CORPORATION




By:
   -------------------------------------
   Gary A. Lockwood,
   President and Chief Operating Officer